Exhibit 99.1

February 15, 2013

WMS Update Blog	Issue 1	Brian R. Gamache

Dear Colleague,

In keeping with my commitment made to you during our Town Hall meeting, I want to update you as to the ongoing discussions and activities regarding the currently pending acquisition of WMS by Scientific Games. As a reminder this acquisition is subject to the approvals of WMS shareholders and gaming regulatory authorities, as well as other customary closing conditions.

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We have held numerous discussions regarding integration planning between the senior management of WMS and Scientific Games (SGMS), including an in-person meeting last week that Scott Schweinfurth and I had in New York. Lorne Weil, the Chairman and CEO of SGMS, and Jeff Lipkin, their CFO, have been very engaged in learning more first-hand about the WMS culture and our business. We’ve invited them to make a telephonic presentation to us on February 20th, where Jeff will provide more information about Scientific Games’ business and Lorne will share his vision of the combined company after we close the transaction.

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One of the customary steps in completing the acquisition is expiration of the mandatory pre-closing waiting period for Federal antitrust review required by the Hart-Scott-Rodino (HSR) Pre-Merger Notification Act. Our and SGMS’s attorneys have already filed the required HSR notifications. The government will let us know by mid-March if they wish to conduct a more extensive review.

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Another of the significant steps leading to the closing of the transaction is obtaining approval by the appropriate gaming regulatory authorities. Daurean Sloan and her counterparts at SGMS, Larry Potts, VP and Chief Compliance Officer and Mike Fries, VP, Lottery and Gaming Regulatory Affairs, already have visited several gaming regulators and made additional calls, presenting a consistent theme focused on the terrific rationale that our combination creates in the gaming industry.

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To facilitate integration planning, we are currently planning on having a team of people from WMS visit SGMS’ Atlanta-area facility to begin to learn more about their business, and then have their team visit WMS. Once those meetings occur, we can then start building a transition plan that will enable us to facilitate the combination of our companies post closing. Our goal is to understand how we can become stronger as the result of sharing technology, content, expertise and talent for the single-minded purpose of building a world-class combined organization.

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Each of WMS and SGMS has had good initial discussions with our largest customers regarding the combination of WMS with SGMS. Our customers seem to be as excited as us by all of the terrific opportunities that the combined company can bring to the table.

I would also like to update you regarding some of the many operational milestones we accomplished recently. We received initial approvals on the new Gamefield xD™ and Blade™ products, with the first Gamefield xD units placed in Atlantic City and the first Blade cabinets at a Detroit casino. Both products have received terrific initial reception. We also just received approval from GLI on the Gamefield xD cabinet and THE WIZARD OF OZ™ game theme. Additionally, our Jackpot Party® Social Casino was successfully launched for the Apple® iPad® tablets; and the Williams Interactive team is making final preparations for the soft launch of WMS game content with our first two European online casino operators, Betsson and Unibet, and the soft launch of the JackpotParty.com online casino in Belgium in the very near future.

We all have worked hard, and I reiterate that we all need to: 1) maintain our operating execution at the highest level, 2) keep our commitments to one another, and 3) work hard to exceed our customers’ expectations. If we do these three things, then great things will happen.

Thank you for your confidence and support during these busy and exciting times. I will continue to update you on a regular basis regarding our operating progress and the transition with SGMS.

With warmest regards,

Brian

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, WMS or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the WMS stockholders to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of WMS and Scientific Games to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of WMS; (5) the ability of WMS to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Scientific Games to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in WMS’ most recent Annual Report on Form 10-K for the year ended June 30, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, WMS undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WMS Industries Inc. and Scientific Games Corporation. The proposed transaction will be submitted to WMS stockholders for their consideration. In connection with the proposed transaction, WMS will prepare a proxy statement to be filed with the SEC. WMS and Scientific Games also plan to file with the SEC other documents regarding the proposed transaction. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to WMS stockholders. WMS stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. WMS stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to WMS’s Investor Relations website page at http://ir.wms.com or by directing a written request by mail to WMS Industries Inc., Attn: Investor Relations, 800 South Northpoint Blvd., Waukegan, Illinois 60085, or by calling the Secretary at (847) 785-3000.

Participants in Solicitation

WMS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WMS’ stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information about WMS’ directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 17, 2012. Stockholders may obtain additional information regarding the interests of WMS and its directors and executive officers in the proposed Merger, which may be different than those of WMS’ stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

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